                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "EXPERTS" and to the use of our report dated March 3, 1995, except for Note M as to which the date is June 5, 1995, in Amendment No. 2 to Registration Statement (Form S-3 No. 33-58881) and related Prospectus of The Lincoln Electric Company for the registration of its Class A Common Shares.


                                            ERNST & YOUNG LLP

Cleveland, Ohio

June 23, 1995